SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     March 10, 2005

FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

TEXAS	0-026686	76-0465087

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

675 Bering, Suite 710, Houston, TX 77057

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 977-2600

“NOT APPLICABLE”

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

Item 7.01     Regulation FD Disclosure.

          The following information is being furnished under Item 2.02.

          On March 10, 2005, First Investors Financial Services Group, Inc. issued a press release announcing their third quarter financial results for the period ended January 31, 2005.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits

          (c) Exhibits.

          Exhibit 99.1
          Press release dated March 10, 2005.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.

Date: March 10, 2005	By:	/s/ BENNIE H. DUCK

Bennie H. Duck
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)